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                                   EXHIBIT 21



                           SUBSIDIARIES OF REGISTRANT

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                           SUBSIDIARIES OF REGISTRANT


                                                                PERCENT   PERCENT
                                                                DIRECT    INDIRECT
                                                                OWNERSHIP OWNERSHIP      JURISDICTION
                                                                --------- ---------      ------------


Albany International Pty.,Ltd.                                       100                          Australia

Nomafa Austria                                                                   100               Austria

Albany International Feltros e Telas Industriais Ltda.               100                            Brazil

Albany International Canada Inc.                                     100                            Canada
M&I Door Systems                                                     100                            Canada

Albany International (China) Co., Ltd.                               100                            China

Albany Fennofelt Oy AB                                                           100               Finland
Metco Form Oy                                                                    100               Finland

Albany International Holding S.A.                                    100                            France
Albany International S.A.                                                        100                France
Martel Catala S.A.                                                               100                France
Toiles Franck S.A.                                                               100                France
Nomafa S.A.R.L.                                                                  100                France
T.I.S. S.A.                                                                      100                France

Schieffer Tor-und Schutzsysteme GmbH                                             100               Germany
Nordiskafilt Maschinenbespannung GmbH                                            100               Germany
Albany International GmbH, Eschenbach                                            100               Germany
Nomafa GmbH                                                                      100               Germany

Nomafa B.V.                                                                      100             Netherlands
Albany International B.V.                                            100                         Netherlands

Albany Nordiskafilt Kabushiki Kaisha                                             100                Japan

Albany International S.A. de C.V.                                    100                            Mexico
Martel Wire, S.A. de C.V.                                                        100                Mexico
Telas Industriales de Mexico, S.A. de C.V.                           100                            Mexico
Albany International Industrial Fabrics & Filters,                   100                            Mexico
S.A.de C.V.

Albany Nordiskafilt AS                                                           100                Norway

Albany International Korea, Inc.                                     100                         South Korea
Albany International Korea, Inc.                                                 100             South Korea

Albany Nordiska S.A.                                                             100                Spain

Albany Nordiskafilt AB                                               100                            Sweden
Nordiska Maskinfilt Aktiebolag                                                   100                Sweden
Nordiskafilt Aktiebolag                                                          100                Sweden
Dewa Consulting AB                                                               100                Sweden
Nomafa Aktiebolag                                                    100                            Sweden
Albany Wallbergs AB                                                  100                            Sweden

Nordiska Industrie Produkte AG                                       100                         Switzerland
Albany International AG                                                          100             Switzerland

Albany International Ltd.                                            100                        United Kingdom

Albany International Research Co.                                    100                        United States
Albany International Techniweave, Inc.                               100                        United States
M&I Door Systems USA, Inc.                                                       100            United States
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